Exhibit 99.1

American Rebel Beer Surpasses 100 Retail Locations Throughout Kansas

Nashville, TN — July 10, 2024 – American Rebel Holdings, Inc. (NASDAQ: AREB) (“American Rebel” or the “Company”), a designer, manufacturer, and marketer of branded safes, personal security and self-defense products and apparel, and American Rebel Beer (americanrebelbeer.com), provided an update on the availability of its American Rebel Beer as it continues to work with its distribution partners to increase the number of locations consumers can purchase their premium light lager.

American Rebel Light (12 oz cans) can now be purchased at 104 locations across the state of Kansas. Within the Company’s distribution footprint, points of sale include:

Liquor Stores – 75

Grocery Stores – 25

Convenience Stores - 4

“We are proud to announce that American Rebel Light Beer, our patriotic domestic light lager, is available at over 100 fine establishments across Kansas and growing quickly,” said Andy Ross, Chief Executive Officer of American Rebel. “The feedback so far has been tremendous for American Rebel Beer after recently being featured at the Country Stampede.

“The retail launch of American Rebel Light starts in Kansas, and we won’t be stopping there. We are poised and ready to enter full production in approximately 30 days and are uniquely positioned to take market share nationwide as customers seek a premium, not craft, light lager beer experience that matches their values.”

American Rebel Light is produced in partnership with AlcSource, the largest integrated provider of beverage development, sourcing, and production solutions in the U.S. American Rebel Light is distributed in Kansas by Standard Beverage Corporation. With offices in Lawrence, Lenexa and Wichita, Standard Beverage employs approximately 450+ dedicated people and provides the most diverse portfolio of the industry’s best and most well-known brands.

In addition to its distribution agreement with Standard Beverage in Kansas, American Rebel has also reached distribution agreements with Dichello Distributors (www.dichello.com) for the state of Connecticut, Bonbright Distributors for a nine county region of west central Ohio (www.bonbright.com), and with Best Brands Inc. (www.bestbrandsinc.com) for the state of Tennessee.

To learn more about American Rebel Beer, visit www.americanrebelbeer.com. To learn more about AlcSource or City Brewing Company, visit www.alcsource.com or www.citybrewery.com. To learn more about Standard Beverage Corporation, visit www.standardbeverage.com.

About American Rebel Holdings, Inc.

American Rebel Holdings, Inc. (NASDAQ: AREB) has operated primarily as a designer, manufacturer and marketer of branded safes and personal security and self-defense products and has recently transitioned into the beverage industry through the introduction of American Rebel Beer. The Company also designs and produces branded apparel and accessories. To learn more, visit www.americanrebel.com and www.americanrebelbeer.com. For investor information, visit www.americanrebel.com/investor-relations.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. American Rebel Holdings, Inc., (NASDAQ: AREB; AREBW) (the “Company,” “American Rebel,” “we,” “our” or “us”) desires to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and is including this cautionary statement in connection with this safe harbor legislation. The words “forecasts” “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “expect” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements primarily on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include actual use of proceeds from the private placement, effects of the private placement on the trading price of our securities, implied or perceived benefits resulting from the receipt of funds from the private placement, our ability to comply with the covenants, representations and warranties contained in the purchase agreement with the investor in the private placement, our ability to effectively execute our business plan, and the Risk Factors contained within our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by law.

Company Contact:

info@americanrebel.com

Investor Relations:

Brian M. Prenoveau, CFA

MZ Group – MZ North America

areb@mzgroup.us

+561 489 5315

American Rebel Beer KS Retail Locations
Name	Address	Name	Address
7 Eleven #36691	34 N 130TH TERR, Bonner Springs	Kc Liquor	13020 Kansas Avenue, Bonner Springs
8th Street Liquor	235 W 8th Street, Hays	Kc Mart	946 69 Highway, Fort Scott
Abc Discount Liquor	7320 W Central, Wichita	Kc Wine & Spirits	8949 W Metcalf Avenue, Overland Park
Abc Discount Wine & Liquor	2221 N Woodlawn, Wichita	Kraus Liquor	219 E Chicago Avenue, Colwich
Abc Discount Wine & Spirits	8550 W 21st Street North, Wichita	Liberal Liquor Store	1400 N Western Avenue, Liberal
Atwood Liquor	404 Grant Street, Atwood	Liquor Locker	2716 W 12th Avenue, Emporia
Auburn Spirits	13303 W Maple, Wichita	Liquor Station	405 E Wichita Avenue, Russell
Bargain Liquor & Beer	11500 Parallel Parkway, Kansas City	Liquor Store	507 S Commercial, Emporia
Barrel House Liquor	230 NW Lyman Road, Topeka	M&W Retail Liquor	701 11th Street, Coffeyville
Beverage Cellar	128 S First Street, Osborne	Maggies Adult Beverage	2510 W Douglas, Wichita
Blackjacks Liquor	307 S 2nd Avenue, Dodge City	Meade Thriftway	922 W CARTHAGE, Meade
Blacks Liquor	1014 Central Avenue, Kansas City	Meysenburg Liquor	405 N Buckeye, Abilene
Blys Retail Liquor	820 W Main, Neodesha	Moonlight Liquors	265 N Moonlight Road, Gardner
Bob’s Retail	1801 Main Street, Winfield	Moore Retail Liquor	3139 Main, Parsons
Bottlenecks Llc	2250 E 40 Highway, Russell	Mr G’s Liquor	2203 1/2 Central Avenue, Dodge City
Burgardt Retail Liquor	3027 E Pawnee, Wichita	Nigus Retail Liquor	606 N 1st Street, Hiawatha
Cash Saver	2703 US 50 HWY, Emporia	Noto Wine & Spirits	910 NW 25th Street, Topeka
Cave Divers South Liquor St	2745 Belmont Boulevard, Suite 3, Salina	On The Go Prescott	21356 KS Hwy 239, Prescott
Cecil K’s Hometown Market	423 ARIZONA, Holton	Pairott Head Liquor	1812 N Broadway, Pittsburg
Centennial Liquor	2401 S Rouse Street, Pittsburg	Pittsburg Truck Stop	10867 NE HWY 69, Pittsburg
Cheers Liquor	1414 W 6th Street, Lawrence	Plaza Of The Flint Hills	32691 Highway 99, Alma
Coleman Liquor	15161 W 119th Street, Olathe	Porter Ranch Beef & Liquor	1005 N State Street, Norton
Corner Liquor	237 W 5th, Concordia	Price Chopper #6	7600 STATE AVE, Kansas City
Country Mart	1020 MERCHANT ST, Emporia	Price Chopper #12	4950 ROE BLVD, Roeland Park
Crystal Lake Liquor	2437 W 53rd Street North, Wichita	Price Chopper #20	2107 S 4TH ST, Leavenworth
Dick Liquor Store	1509 S Santa Fe, Chanute	Price Chopper #39	12010 SHAWNEE MISSION PKWY, Shawnee
Dj Liquor	3002 N Plum Street, Hutchinson	Prost Wine & Spirits	611 S Fossil Street, Russell
Ebkes Spirits & More	409 W Holme Street, Norton	Quicker Liquor	1110 E 5th Street, Coffeyville
Ej’s Liquor Barn	1001 SW Wanamaker Road, Topeka	Quint Liquor	601 E 1st Street, Pratt
Emporia Liquor & Wine	3185 W 50 Highway, Emporia	R & J Discount Liquor	3015 E Douglas, Wichita
Everton Liquor	1625 S Rock Road, Wichita	Ray Rae’s Liquor	1505 E Kansas Ave, Garden City
Finke Retail Liquor	510 Kunkle Drive, Ellsworth	Red Dirt Jack’s Inc	310 N ILIFF ST, Medicine Lodge
Five Rivers Llc	912 Unity Street, Atchison	Rimann Liquors Of Prairie V	3917 Prairie Lane, Prairie Village
Frontier Beer, Wine & Spiri	331 E Chestnut, Junction City	Rock Retail Liquor Store	1600 NW 3rd Street, Abilene
G W Foods	101 S. 1st St., Iola	Samples - Alcoholic	2300 Lakeview Road, Lawrence
Garden City Liquor	1115 W Campbell, Garden City	Santa Fe Liquor	432 S Kansas, Liberal
Gibbs Retail Liquor	1706 N Buckeye Ave, Abilene	Santa Fe Liquormart	444 SW Trail Street, Larned
Gillham Retail Liquor	1713 W 8th Street, Coffeyville	Schulte Food Mart	11012 SOUTHWEST BLVD, Wichita
Goebel Liquor	352 S West, Ste 400-600, Wichita	Seneca Street Liquor	403 N Seneca, Wichita
Gw Foods #741	216 N LIBERTY ST, Cherryvale	Snak Atak Travel Plaza-Holt	20330 US-75, Holton
Halletts Liquor	407 W Railroad Street, Independence	Sports Zone Liquor	816 4th Street, Oswego
Heart Of America Food	633 N 130th St, Bonner Springs	Starlight Liquor Store	630 N Kansas Avenue, Liberal
Hejny Retail Liquor	821 Main, Great Bend	Tilton’s Oakland Market	1905 NE SEWARD AVE, Topeka
Hen House #24	11721 ROE AVE, Leawood	Twisted H Liquor	109 W 5th Street, Hugoton
Hillside Liquor	1200 E Crawford Street, Salina	Twisted L Liquor	715 S Frances Street, Saint Francis
Hilltop Liquor Store	1800 Central Avenue, Dodge City	Valley Liquor	213 S Meridian, Valley Center
Hole In The Wall Liquor	124 E Wall Street, Fort Scott	Vorshay’s Cocktail Lounge	417 E Douglas Avenue, Wichita
Horton Thriftway	240 E 15th Street, Horton	Wehner’s Thriftway	551 E US HWY 24 TFWY, Rossville
Jacks Discount Liquor	3931 N Ridge Road #100, Wichita	Wine Cellar	7030 W 199th Street, Stilwell
Jacks Wine And Spirits	3560 N Maize Road, Wichita	Won’s Liquors	937 SE 21st Street, Topeka
Johnson Retail Liquor	1204 W Main Street, Lyons	Z Liquor Mart	2010 1/2 10th Street, Great Bend
K S 4 Llc Snak Atak #5	1101 E 4TH ST, Pittsburg	Z’s Liquor	1906 Main St., Great Bend